SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2006
CITIZENS, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)
400 East Anderson Lane
Austin, Texas 78752
(Address of principal executive offices) (Zip Code)
(512) 837-7100
Registrant’s telephone number, including area code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Section 9 – Financial Statements and Exhibits

Signature

SECTION 5– CORPORATE GOVERNANCE AND MANAGEMENT
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
On June 6, 2006, Citizens, Inc. (“Citizens”) appointed Harold E. Riley, age 77, as its Chief Executive Officer. Mr. Riley has also been the Chairman of the Board of Citizens since 1987 to the present. Citizens determined that its bylaws require the Chairman of the Board to be its ranking executive officer, and thus Mr. Riley was appointed as Chief Executive Officer. He was Chairman of the Board of Citizens and its subsidiaries from 1994 to 1999; Chairman of the Board and Chief Executive Officer of Citizens from 1992 to 2000; Chairman of the Board and Chief Executive Officer of Citizens and its subsidiaries from 1992 to 1999; President of Citizens and its subsidiaries from November 1996 to March 1997; Chairman of the Board, Chief Executive Officer and President of Citizens and its subsidiaries from 1987 to 1992; and Chairman of the Board, President and Chief Executive Officer, Continental Investors Life Insurance Company from 1989 to 1992. Mr. Riley succeeded Mark A. Oliver, who was appointed Chief Corporate Officer of Citizens on June 6, 2006.
On June 6, 2006, Citizens appointed Mark A. Oliver, age 47, as its Chief Corporate Officer. From 1997 to the present, Mr. Oliver has also served as the President of Citizens and its subsidiaries. In addition, Mr. Oliver has served as the Chief Investment Officer and Treasurer of Citizens from 2004 to present and Vice Chairman of Citizens’ subsidiaries from 1999 to present. From 1990 to 1997, he served as Executive Vice President, Chief Financial Officer, Secretary and Treasurer of Citizens and its subsidiaries. From 1988 to 1990, he served as Treasurer and Chief Financial Officer of Citizens. From 1984 to 1988, he served as Treasurer and Controller of Citizens and its subsidiaries. Mr. Oliver served as Chief Executive Officer of Citizens from July 19, 2005 to July 6, 2006. Mr. Oliver also served as Chief Financial Officer of Citizens from 2004 until July 19, 2005.
Citizens does not have an employment or similar agreement with either Mr. Riley or Mr. Oliver.
SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Financial Statements of businesses acquired:

Not applicable.

(b)	Pro Forma financial information:

Not applicable.

(c)	Exhibits:

None.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC

By:	/s/ Mark A. Oliver
Mark A. Oliver President and Chief Corporate Officer
Date: June 9, 2006